SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

             Date  of  Report  (Date  of  earliest event reported):

                                  July 18, 2000

                               METRIS MASTER TRUST
                            METRIS RECEIVABLES, INC.
                     (Originator of the Metris Master Trust)
             (Exact name of registrant as specified in its charter)


       Delaware                 033-99514                     41-1810301
(State of Incorporation)   (Commission File Number)        (IRS Employer
                                                         Identification No.)



        600 South Highway 169, Suite 300, St. Louis Park, Minnesota 55426
                    (Address of principal executive offices)


                                  (612) 417-5711
              (Registrant's telephone number, including area code)


                            METRIS RECEIVABLES, INC.
                           Current Report on Form 8-K


Item 7.   Financial Statements and Exhibits


          Ex. 20a       Series 1997-1 June Certificateholders' Statement

          Ex. 20b       Series 1997-2 June Certificateholders' Statement

          Ex. 20c       Series 1998-2 June Securityholder's  Statement

          Ex. 20d       Series 1998-3 June Securityholder's Statement

          Ex. 20e       Series 1999-1 June Securityholder's Statement

          Ex. 20f       Series 1999-2 June Securityholder's Statement

          Ex. 20g       Series 1999-3 June Securityholder's Statement

          Ex. 20h       Series 2000-1 June Securityholder's Statement

                                SIGNATURE


               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         METRIS RECEIVABLES, INC.


                                         By /s/ Ralph A. Than
                                            Senior Vice President and Treasurer



Dated:  July 18, 2000